              EXHIBIT 99.2            Earnings Release Supplement  First Quarter 2023

Citizens Community Bancorp, Inc.  Table of Contents  Cautionary Notes and Additional Disclosures  Deposit Composition  Commercial Deposit Concentrations  Top 100 Depositors  Liquidity  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Campground Loans  Office Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of March 31, 2023  Loans by Risk Rating as of December 31, 2022  Loans by Risk Rating as of March 31, 2022  Allowance for Credit Losses – Loans  Allowance for Credit Losses – Unfunded  Commitments  Delinquency as of March 31, 2023, and  December 31, 2022  Delinquency as of March 31, 2022  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  18  19  20  20  21  22  22  23  Investments – Amortized Cost and Fair Value  Investments – Credit Ratings  Earnings Per Share  Economic Value of Equity  Net Interest Income Over One Year Horizon  Selected Capital Composition Highlights – Bank  and Company  Page(s)  23  24  25  26  26  27  1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of credit allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 7, 2023, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Citizens Community Bancorp Inc.

Deposit Composition

March 31, 2023

Insured and Collateralized Deposits



18%
11%
71%
$1.44 Billion
Uninsured or Uncollateralized
Preferred Public Deposits Collateralized
Insured Deposits

Insured and Collateralized Deposits



18%
11%
71%
Uninsured or Uncollateralized
Preferred Public Deposits Collateralized
Insured Deposits

82% of deposits insured or collateralized

Average Account Size (In Thousands)	
Type	**Amount**
Retail	$16
Commercial	$68
Public	$451

Top 10 Depositors

Rank	% of Deposits	Industry	Coverage Beyond FDIC[1]
1	2.1%	Public Administration	ICS
2	1.8%	Health Care	ICS
3	1.7%	Governmental Entity	Collateralized
4	1.5%	Educational Services	ICS
5	1.4%	Governmental Entity	Collateralized
6	1.2%	Governmental Entity	Collateralized
7	1.0%	Governmental Entity	ICS and Collateralized
8	0.9%	Real Estate	Private Insurance
9	0.8%	Public Administration	ICS
10	0.6%	Governmental Entity	ICS and Collateralized

(1) Coverage by ICS and private insurance my not cover entire balance

3

Commercial Deposit Concentrations March 31, 2023 Source: Internal Company Documents Diverse commercial  deposit base with no  industry concentration  over 15% 4

Top 100 Depositors March 31, 2023 $395  Million 5

Liquidity March 31, 2023 $517.4  Million 6

Portfolio Fundamentals 63% 30% 7% Wisconsin Minnesota Other By Geography As of 3/31/2023 • Typically well seasoned investors with multiple projects, track record of  success and personal financial strength (net worth/Liquidity) • Maximum LTV =<80% with recourse to owners with >20% interest • Term of 5‐10 years with 20 to 25‐year amortizations depending on  property type, markets and strength and liquidity of sponsors • Minimum DSC and/or Global DSC covenant required to monitor  performance ranging from 1.15x‐1.25x • Conservative underwriting approach emphasizing actual results or  market data • Appropriate use of SBA 504/7a for lower cash injection or special use  projects Non – Owner Occupied CRE 3/31/2023 12/31/2022 $452 $449 747 766 $606 $587 Approximate Weighted Average LTV 60% 62% 31 26 Trailing 12 Month Net Charge‐Offs  0.02% 0.02% $11.3 $11.6 2.5% 2.6% Weighted Average Seasoning In Months Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Portfolio Characteristics ‐ Non‐Owner Occupied CRE As of Criticized Loans Millions Criticized Loans as a Percent of Total 22% 20% 12% 11% 8% 7% 7% 6% 3% 4% Investor Residential Hotel CRE ‐ Retail CRE ‐ Senior Living CRE ‐ Office Non – Owner  Occupied CRE As of 3/31/2023 7

18% 14% 12% 11% 10% 9% 8% 5% 13% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Warehouse/Mini Storage CRE Senior Living CRE Retail CRE Mixed Use CRE Office Other Owner  Occupied CRE As of 3/31/23 Portfolio Fundamentals 74% 10% 16% Wisconsin Minnesota Other By Geography As of 3/31/23 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 3/31/2023 12/31/2022 $274 $277 422 425 $650 $651 Approximate Weighted Average LTV 51% 52% 31 29 Trailing 12 Month Net Charge‐Offs  0.00% 0.00% $1.7 $1.7 0.6% 0.6%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 8

Portfolio Fundamentals 64% 35% 1% Wisconsin Minnesota Other By Geography As of 3/31/23 1% 20% 43% 23% 4% 7% 3% 2023 2022 2021 2020 2019 2018 Prior By Vintage As of 3/31/23 • Robust housing markets in Eau Claire and Mankato markets supported  by student populations at state universities, technical colleges, and  growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with  recourse; metro markets and/or strong sponsors may warrant up to   80% LTV  • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by  new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC  Multi-family 3/31/2023 12/31/2022 $208 $209 119 120 $1.75 $1.74 62% 64% Weighted Average Seasoning In Months 25 22 0% 0% $0.0 $0.0 0.0% 0.0%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs Criticized Loans in Millions Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 9

Commercial & Industrial Loans

Commercial & Industrial As of 3/31/23



18%
14%
14%
12%
6%
5%
5%
5%
5%
3%
3%
3%
7%
Finance and Insurance
Manufacturing
Public Admin
Administrative Support
Agriculture
Retail Trade
Other
Wholesale Trade
Transportation and Warehousing
Real Estate, Rental and Leasing
Construction
Education Services
Health Care

By Geography As of 3/31/23



92%
7%
1%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	3/31/2023	12/31/2022
Loan Balance In Millions	$131	$136
Number of Loans	663	673
Average Loan Size In Thousands	$198	$202
Weighted Average Seasoning In Months	26	26
Trailing 12 Month Net Charge-Offs	0.02%	0.08%
Committed Line, if collateral In Millions	$61	$67
Criticized Loans In Millions	$0.5	$6.3
Criticized Loans as a Precent of Total	0.4%	4.6%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

10

Construction & Development Loans

Citizens Community Bancorp Inc.

Commercial & Development
As of 3/31/23



3%
3%
6%
5%
5%
25%
16%
18%
19%
Campgrounds
Multi-Family
Warehouse/Mini
1-4 Family
Hospitality
Land
Mixed Use
Retail
Other

By Geography
As of 3/31/23



4%
5%
5%
5%
25%
10%
10%
23%
13%
Wisconsin
Minnesota
South Dakota
Iowa
Utah
Illinois
Florida
Ohio
Other

Portfolio Characteristics - Construction & Development		
As of	3/31/2023	12/31/2022
Loan Balance Outstanding In Millions	$115	$102
Number of Loans	114	122
Average Loan Size In Millions	$1.0	$0.8
Approximate Weighted Average LTV	61%	54%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	56%	54%
Criticized Loans in Millions	$0.1	$0.1
Criticized Loans as a Percent of Total	0.1%	0.1%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

11

32% 24% 19% 25% Crop Other Farming Dairy Other Agricultural As of 3/31/23 Portfolio Fundamentals 72% 25% 3% Wisconsin Minnesota Other By Geography As of 3/31/23 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital • Operating and ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 3/31/2023 12/31/2022 $115 $117 511 523 $225 $223 32 32 0.18% 0.15% Criticized Loans in Millions $5.5 $6.1 4.8% 5.2%Criticized Loans as a Percent of Total Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of  12

64% 28% 8% Limited Service Full Service Other Hotels As of 3/31/23 Portfolio Fundamentals 38% 46% 16% Minnesota Wisconsin Illinois By Geography As of 3/31/23 • Mainly experienced multi project hoteliers and guarantors with strong  personal financial statements (net worth and liquidity)   • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to  Investor CRE, emphasizing actual results in underwriting Hotel Loans 3/31/2023 12/31/2022 $92  $92  26 26 $3.4  $3.5  56% 57% 0.00% 0.00% Criticized Loans in Millions $5.9 $6.0 6.4% 6.5%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 13

66% 16% 7% 4% 3% 4% Culver's ‐ Limited Service Restaurants Other National Limited Services Drinking Establishments Bowling Centers Restaurants As of 3/31/23 Portfolio Fundamentals 46% 33% 21% Wisconsin Minnesota Other By Geography As of 3/31/23 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20‐year amortization with 5 to 10‐year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner‐occupied structure Restaurant Loans 3/31/2023 12/31/2022 $48  $48  69 74 $689  $655  54% 55% 0.00% 0.00% Criticized Loans In Millions $0.8 $0.8 1.7% 1.7%Criticized Loans as a Percent of Total Portfolio Characteristics ‐ Restaurants As of  Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 14

8% 20% 29% 31% 3% 3% 6% 2023 2022 2021 2020 2017 2016 Prior By Vintage As of 3/31/23 Portfolio Fundamentals 19% 13% 10% 9%7% 7% 6% 5% 4% 4% 4% 4% 4% 4% Wisconsin Ohio Utah Maryland Illinois Pennsylvania Kentucky New York North Carolina Tennessee Iowa South Carolina New Jersey Other By Geography As of 3/31/23 • Experienced multi‐unit operators and owner‐occupied franchised  campgrounds (typically Jellystone Park)  • Grounds offer a mix of camping, RV and cabin options with recreational  amenities • Park locations within reasonable proximity of metropolitan areas and/or  near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year  amortization • Use of SBA 7a and 504, or other government guaranteed loan programs  as appropriate • 20+ years of history through CCF acquisition with no charge‐off  history Campground Loans 3/31/2023 12/31/2022 $97  $87  49 48 $2.0  $1.8  47% 46% 26 27 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics ‐ Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs  15

5% 29% 4%41% 21% 2023 2024 2025 2026 2027 & Beyond Maturity or Next Repricing Date As of 3/31/23 Portfolio Fundamentals 60% 34% 6% Wisconsin Minnesota Other By Geography As of 3/31/23  Properties financed are generally in Wisconsin and Minnesota and are not in urban or immediate suburbs of large metro areas  Projects underwritten with 5‐10 year term, up to 20 year amortization, and less than 80% LTV  Loans are with recourse to the sponsor/owner(s)  Buildings are mostly single level buildings and no more than three floors high  Tenants centered in medical, insurance, professional services and government Office Loans 3/31/2023 12/31/2022 $45  $45  72 72 $626  $631  65% 66% 31 28 0.00% 0.00% $0.0  $0.0  0.0% 0.0%Criticized Loans as a Percent of Total Portfolio Characteristics ‐ Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs  16

Citizens Community Bancorp Inc.

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank's risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant.

Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank's loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows:

1 through 4 - Pass. A "Pass" loan means that the condition of the borrower and the performance of the loan is satisfactory or better.

5 - Watch. A "Watch" loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future.

6 - Special Mention. A "Special Mention" loan has one or more potential weakness that deserve management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution's credit position in the future.

7 - Substandard. A "Substandard" loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

8 - Doubtful. A "Doubtful" loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

9 - Loss. Loans classified as "Loss" are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future.

17

Below is a breakdown of loans by risk rating as of March 31, 2023:

	1 to 5	6	7	8	9	TOTAL
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 713,745	$ 5,765	$ 7,238	$ —	$ —	$ 726,748
Agricultural real estate	87,626	539	2,793	—	—	90,958
Multi-family real estate	207,786	—	—	—	—	207,786
Construction and land development	114,857	—	94	—	—	114,951
C&I/Agricultural operating:						
Commercial and industrial	130,444	21	478	—	—	130,943
Agricultural operating	21,956	311	1,879	—	—	24,146
Residential mortgage:						
Residential mortgage	107,474	—	2,905	—	—	110,379
Purchased HELOC loans	3,206	—	—	—	—	3,206
Consumer installment:						
Originated indirect paper	9,278	—	36	—	—	9,314
Other consumer	6,712	—	16	—	—	6,728
Gross loans	$ 1,403,084	$ 6,636	$ 15,439	$ —	$ —	$ 1,425,159
Less:						
Unearned net deferred fees and costs and loans in process						(2,689)
Unamortized discount on acquired loans						(1,515)
Allowance for credit losses						(22,679)
Loans receivable, net						$ 1,398,276

Below is a breakdown of loans by risk rating as of December 31, 2022:

	1 to 5	6	7	8	9	TOTAL
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 712,658	$ 5,771	$ 7,542	$ —	$ —	$ 725,971
Agricultural real estate	84,215	549	3,144	—	—	87,908
Multi-family real estate	208,908	—	—	—	—	208,908
Construction and land development	102,385	—	107	—	—	102,492
C&I/Agricultural operating:						
Commercial and industrial	129,748	5,526	739	—	—	136,013
Agricultural operating	26,418	324	2,064	—	—	28,806
Residential mortgage:						
Residential mortgage	101,730	—	3,659	—	—	105,389
Purchased HELOC loans	3,262	—	—	—	—	3,262
Consumer installment:						
Originated indirect paper	10,190	—	46	—	—	10,236
Other consumer	7,132	—	18	—	—	7,150
Gross loans	$ 1,386,646	$ 12,170	$ 17,319	$ —	$ —	$ 1,416,135
Less:						
Unearned net deferred fees and costs and loans in process						(2,585)
Unamortized discount on acquired loans						(1,766)
Allowance for loan losses						(17,939)
Loans receivable, net						$ 1,393,845

18

Below is a breakdown of loans by risk rating as of March 31, 2022:

	1 to 5	6	7	8	9	TOTAL
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 680,931	$ 659	$ 8,184	$ —	$ —	$ 689,774
Agricultural real estate	68,535	784	6,397	—	—	75,716
Multi-family real estate	179,202	285	—	—	—	179,487
Construction and land development	87,598	—	282	—	—	87,880
C&I/Agricultural operating:						
Commercial and industrial	120,712	53	257	—	—	121,022
Agricultural operating	23,293	68	5,396	—	—	28,757
Residential mortgage:						
Residential mortgage	80,652	—	4,121	—	—	84,773
Purchased HELOC loans	3,487	—	—	—	—	3,487
Consumer installment:						
Originated indirect paper	14,396	—	112	—	—	14,508
Other consumer	8,118	—	73	—	—	8,191
Gross Loans Before SBA PPP Loans	$ 1,266,924	$ 1,849	$ 24,822	$ —	$ —	$ 1,293,595
SBA PPP loans	2,071	—	—	—	—	2,071
Gross loans	$ 1,268,995	$ 1,849	$ 24,822	$ —	$ —	$ 1,295,666
Less:						
Unearned net deferred fees and costs and loans in process						(2,223)
Unamortized discount on acquired loans						(3,267)
Allowance for loan losses						(16,818)
Loans receivable, net						$ 1,273,358

19

Allowance for Credit Losses - Loans
(in thousand, except ratios)

	March 31, 2023 and Three Months Ended	December 31, 2022 and Three Months Ended	March 31, 2022 and Three Months Ended
Allowance for Credit Losses ("ACL")			
ACL - Loans, at beginning of period	$ 17,939	$ 17,217	$ 16,913
Cumulative effect of ASU 2016-13 adoption	4,706	—	—
Loans charged off:			
Commercial/Agricultural real estate	(32)	—	(35)
C&I/Agricultural operating	—	(36)	(63)
Residential mortgage	(14)	—	(12)
Consumer installment	(11)	(14)	(9)
Total loans charged off	(57)	(50)	(119)
Recoveries of loans previously charged off:			
Commercial/Agricultural real estate	3	62	3
C&I/Agricultural operating	15	8	10
Residential mortgage	4	—	1
Consumer installment	12	2	10
Total recoveries of loans previously charged off:	34	72	24
Net loans charged off ("NCOs")	(23)	22	(95)
Additions to ACL - Loans via provision for credit losses charged to operations	57	700	—
ACL - Loans, at end of period	$ 22,679	$ 17,939	$ 16,818
Average outstanding loan balance	$ 1,421,096	$ 1,399,244	$ 1,304,141
Ratios:			
NCOs (annualized) to average loans	0.01 %	(0.01)%	0.03 %

Allowance for Credit Losses - Unfunded Commitments:
(in thousands)

In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $1,530 at March 31, 2023 and $0 at December 31, 2022, classified in other liabilities on the consolidated balance sheets.

	March 31, 2023 and Three Months Ended	December 31, 2022 and Three Months Ended
ACL - Unfunded commitments - beginning of period	$ —	$ —
Cumulative effect of ASU 2016-13 adoption	1,537	—
Reductions to ACL - Unfunded commitments via provision for credit losses charged to operations	(7)	—
ACL - Unfunded commitments - End of period	$ 1,530	$ —

20

Delinquency Detail
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
March 31, 2023 (1)								
Commercial/Agricultural real estate:								
Commercial real estate	$ 684	$ —	$ —	$ 684	$ 5,514	$ 6,198	$ 718,487	$ 724,685
Agricultural real estate	—	—	—	—	2,496	2,496	88,210	90,706
Multi-family real estate	—	—	—	—	—	—	207,686	207,686
Construction and land development	94	—	—	94	—	94	114,194	114,288
C&I/Agricultural operating:								
Commercial and industrial	—	—	—	—	452	452	129,965	130,417
Agricultural operating	15	—	—	15	794	809	23,359	24,168
Residential mortgage:								
Residential mortgage	1,313	160	221	1,694	1,131	2,825	106,934	109,759
Purchased HELOC loans	—	—	—	—	—	—	3,206	3,206
Consumer installment:								
Originated indirect paper	24	—	—	24	21	45	9,268	9,313
Other consumer	24	2	3	29	2	31	6,696	6,727
Total	$ 2,154	$ 162	$ 224	$ 2,540	$ 10,410	$ 12,950	$1,408,005	$1,420,955
December 31, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ 202	$ 88	$ —	$ 290	$ 5,736	$ 6,026	$ 719,945	$ 725,971
Agricultural real estate	4,992	—	—	4,992	2,742	7,734	80,174	87,908
Multi-family real estate	—	—	—	—	—	—	208,908	208,908
Construction and land development	3,975	—	—	3,975	—	3,975	98,517	102,492
C&I/Agricultural operating:								
Commercial and industrial	—	26	—	26	552	578	135,435	136,013
Agricultural operating	826	—	—	826	890	1,716	27,090	28,806
Residential mortgage:								
Residential mortgage	767	479	236	1,482	1,253	2,735	102,654	105,389
Purchased HELOC loans	—	—	—	—	—	—	3,262	3,262
Consumer installment:								
Originated indirect paper	15	—	—	15	27	42	10,194	10,236
Other consumer	39	2	10	51	4	55	7,095	7,150
Total	$ 10,816	$ 595	$ 246	$ 11,657	$ 11,204	$ 22,861	$1,393,274	$1,416,135

(1) Current year balances are at amortized cost.

21

Delinquency Detail (Continued)
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
March 31, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ 1,996	$ —	$ —	$ 1,996	$ 5,503	$ 7,499	$ 682,275	$ 689,774
Agricultural real estate	895	—	—	895	3,454	4,349	71,367	75,716
Multi-family real estate	—	—	—	—	—	—	179,487	179,487
Construction and land development	—	—	—	—	129	129	87,751	87,880
C&I/Agricultural operating:								
Commercial and industrial	—	—	—	—	284	284	120,738	121,022
C&I SBA PPP loans	—	—	—	—	—	—	2,071	2,071
Agricultural operating	1,645	—	—	1,645	1,064	2,709	26,048	28,757
Residential mortgage:								
Residential mortgage	1,444	392	398	2,234	1,334	3,568	81,205	84,773
Purchased HELOC loans	—	—	—	—	—	—	3,487	3,487
Consumer installment:								
Originated indirect paper	39	—	—	39	60	99	14,409	14,508
Other consumer	38	3	—	41	30	71	8,120	8,191
Total	$ 6,057	$ 395	$ 398	$ 6,850	$ 11,858	$ 18,708	$1,276,958	$1,295,666

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Balance, beginning of period	$ 11,204	$ 10,772	$ 10,434	$ 11,858	$ 11,665
Additions	154	1,039	257	1,918	720
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(49)	(37)	(4)	(437)	(15)
Transfers to OREO	(25)	—	(27)	(65)	—
Return to accrual status	(252)	—	(117)	—	(51)
Repurchase of government guaranteed loans	—	—	517		
Payments received	(527)	(561)	(288)	(2,830)	(461)
Other, net	—	(9)	—	(10)	—
Balance, end of period	$ 10,505	$ 11,204	$ 10,772	$ 10,434	$ 11,858

22

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Balance, beginning of period	$ 1,265	$ 1,584	$ 1,427	$ 1,360	$ 1,406
Loans transferred in	25	—	27	65	—
Branch properties transferred in	—	1,041	130	—	—
Branch properties sales	(130)	(1,360)			
Sales	(48)	—	—	—	(45)
Write-downs	—	—	—	—	—
Other, net	1	—	—	2	(1)
Balance, end of period	$ 1,113	$ 1,265	$ 1,584	$ 1,427	$ 1,360

The amortized cost, estimated fair value and related unrealized gains and losses on securities available for sale and held to maturity as of March 31, 2023 and December 31, 2022, respectively, were as follows:

Available for sale securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2023				
U.S. government agency obligations	$ 25,213	$ 153	$ 184	$ 25,182
Mortgage-backed securities	96,020	—	17,061	78,959
Corporate debt securities	47,141	—	4,926	42,215
Corporate asset-based securities	27,933	11	877	27,067
Total available for sale securities	$ 196,307	$ 164	$ 23,048	$ 173,423
December 31, 2022				
U.S. government agency obligations	$ 18,373	$ 173	$ 233	$ 18,313
Mortgage-backed securities	97,458	—	18,848	78,610
Corporate debt securities	44,636	—	4,385	40,251
Corporate asset-based securities	29,877	—	1,060	28,817
Total available for sale securities	$ 190,344	$ 173	$ 24,526	$ 165,991

Held to maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2023				
Obligations of states and political subdivisions	$ 600	$ —	$ 45	$ 555
Mortgage-backed securities	94,701	9	18,082	76,628
Total held to maturity securities	$ 95,301	$ 9	$ 18,127	$ 77,183
December 31, 2022				
Obligations of states and political subdivisions	$ 600	$ —	$ 54	$ 546
Mortgage-backed securities	95,779	7	19,553	76,233
Total held to maturity securities	$ 96,379	$ 7	$ 19,607	$ 76,779

23

The composition of our available for sale portfolios by credit rating as of the dates indicated below was as follows:

Available for sale securities	March 31, 2023 Amortized Cost	March 31, 2023 Fair Value	December 31, 2022 Amortized Cost	December 31, 2022 Fair Value
U.S. government agency	$ 109,544	$ 92,532	$ 112,477	$ 93,669
AAA	8,179	7,928	8,640	8,334
AA	31,443	30,748	24,591	23,737
A	8,200	7,612	5,700	5,133
BBB	38,941	34,603	38,936	35,118
Non-rated	—	—	—	—
Total available for sale securities	$ 196,307	$ 173,423	$ 190,344	$ 165,991

The composition of our held to maturity portfolio by credit rating as of the dates indicated was as follows:

Held to maturity securities	March 31, 2023 Amortized Cost	March 31, 2023 Fair Value	December 31, 2022 Amortized Cost	December 31, 2022 Fair Value
U.S. government agency	$ 94,701	$ 76,628	$ 95,779	$ 76,233
AAA	—	—	—	—
AA	—	—	—	—
A	600	555	600	546
Total	$ 95,301	$ 77,183	$ 96,379	$ 76,779

24

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, 0 shares were repurchased during the quarter ended March 31, 2023 and approximately 129 thousand shares were repurchased during the year ended December 31, 2022. As of March 31, 2023, there were 10.5 million shares outstanding and an additional 243 thousand shares could be repurchased under the program.

Earnings Per Share
(Amounts in thousands, except per share data)

	Three Months Ended		
	March 31, 2023	December 31, 2022	March 31, 2022
Basic			
Net income attributable to common shareholders	$ 3,662	$ 4,696	$ 4,706
Weighted average common shares outstanding	10,472	10,453	10,527
Basic earnings per share	$ 0.35	$ 0.45	$ 0.45
Diluted			
Net income attributable to common shareholders	$ 3,662	$ 4,696	$ 4,706
Weighted average common shares outstanding	10,472	10,453	10,527
Add: Dilutive stock options outstanding	6	7	14
Average shares and dilutive potential common shares	10,478	10,460	10,541
Diluted earnings per share	$ 0.35	$ 0.45	$ 0.45
Common stock issued and outstanding	10,483	10,425	10,527

25

Economic Value of Equity

Change in Interest Rates in Basis Points ("bp") Rate Shock in Rates (1)	Percent Change in Economic Value of Equity (EVE)	
	At March 31, 2023	At December 31, 2022
+300 bp	(2)%	0 %
+200 bp	(2)%	0 %
+100 bp	(1)%	0 %
-100 bp	1 %	(1)%
-200 bp	(1)%	(4)%

Net Interest Income Over One Year Horizon

Change in Interest Rates in Basis Points ("bp") Rate Shock in Rates (1)	Percent Change in Net Interest Income Over One Year Horizon	
	At March 31, 2023	At December 31, 2022
+300 bp	(7)%	(3)%
+200 bp	(5)%	(2)%
+100 bp	(2)%	(1)%
-100 bp	2 %	1 %
-200 bp	3 %	2 %

26

CITIZENS COMMUNITY FEDERAL N.A.
Selected Capital Composition Highlights

	March 31, 2023 (unaudited)	December 31, 2022 (audited)	September 30, 2022 (unaudited)	March 31, 2022 (unaudited)	To Be Well Capitalized Under Prompt Corrective Action Provisions
Tier 1 leverage ratio (to adjusted total assets)	11.7%	11.5%	11.6%	11.1%	5.0%
Tier 1 capital (to risk weighted assets)	13.3%	13.0%	13.3%	13.7%	8.0%
Common equity tier 1 capital (to risk weighted assets)	13.3%	13.0%	13.3%	13.7%	6.5%
Total capital (to risk weighted assets)	14.6%	14.2%	14.4%	14.9%	10.0%

CITIZENS COMMUNITY BANCORP, INC.
Selected Capital Composition Highlights

	March 31, 2023 (unaudited)	December 31, 2022 (audited)	September 30, 2022 (unaudited)	March 31, 2022 (unaudited)	For Capital Adequacy Purposes
Tier 1 leverage ratio (to adjusted total assets)	8.5%	8.5%	8.4%	8.0%	4.0%
Tier 1 capital (to risk weighted assets)	9.7%	9.7%	9.6%	9.9%	6.0%
Common equity tier 1 capital (to risk weighted assets)	9.7%	9.7%	9.6%	9.9%	4.5%
Total capital (to risk weighted assets)	14.1%	14.0%	14.0%	15.8%	8.0%

27